NDA Clinical Trial
Services, Inc.
Financial Statements
December 31, 1996 and 1995

                        NDA Clinical Trial Services, Inc.

                                  Balance Sheet
                                                             December 31,
                                                  (Unaudited)
                                                      1996               1995
                                                 ------------     -------------
Assets

Current assets
 Cash                                           $    201,575      $     338,021
 Accounts receivable                                 356,381            420,757
 Receivable from stockholder                          94,238                  -
 Inventory                                           147,645                  -
 Prepaid expenses and other current assets           110,291             51,577
                                                 ------------       ------------

   Total current assets                              910,130            810,355

Fixed assets, net (Note 4)                           664,451            684,354
Intangible assets, net (Note 3)                       28,331             79,048
Other assets                                               -             12,799
                                                 ------------       ------------
                                               $   1,602,912      $   1,586,556
                                                 ============       ============
Liabilities and Stockholders' Deficit

Current liabilities
 Accounts payable and accrued expenses             1,056,666    $       685,446
 Loans payable to stockholders (Note 5)            2,647,129            442,400
 Obligations under capital leases (Note 10)           98,952            102,370
 Deferred testing and supplies revenue               777,973            332,662
                                                 ------------       ------------

    Total current liabilities                      4,580,720          1,562,878

Obligations under capital leases (Note 10)            53,319            153,513
Deferred testing and supplies revenue                      -            753,367
                                                 ------------       ------------
                                                   4,634,039          2,469,758
                                                 ------------       ------------
Stockholders' deficit (Note 6)
 Class A Voting Common Stock - $.01 par value;
  500,000 shares authorized, 32,425 and 20,000
  shares issued and outstanding at
  December 31, 1996 and 1995;                            324                324
 Class A Voting Common Stock subject to put
  option - 17,025 shares issued and outstanding
  at December 31, 1996 and 1995                    1,706,126          1,706,126
 Class A Non-Voting Common Stock - $.01 par value;
  50,000 shares authorized, 2,280 shares issued
  and outstanding at December 31, 1996 and 1995;          23                 23
 Additional paid-in-capital                        2,349,690          2,349,690
 Accumulated loss as an S Corporation             (1,628,004)        (1,628,004)
 Accumulated deficit                               5,323,786)        (3,175,861)
 Less:
   Treasury stock - 10,000 shares of Class A
    Voting Common Stock, at cost                    (135,500)          (135,500)
                                                 ------------       ------------

        Total stockholders' deficit               (3,031,127)          (883,202)
                                                 ------------       ------------

                                               $   1,602,912      $   1,586,556
                                                 ============       ============



The accompanying notes are an integral part of these financial statements.

                       NDA Clinical Trial Services, Inc.

                            Statement of Operations

                                                           Years Ended
                                                           December 31,
                                                  (Unaudited)
                                                     1996                1995
                                                 -----------         ----------
Revenue                                        $   4,169,693      $   1,928,014

Cost and expenses
   Cost of revenue                                 2,819,376          1,634,176
   General and administrative                      1,842,676          1,314,522
   Selling and marketing                             650,200            857,535
   Management information systems                    619,681            337,239
   Depreciation and amortization                     235,136            181,713
                                                 -----------        ------------

        Total operating expenses                   6,167,069          4,325,185
                                                 -----------        -----------

   Loss from operations                           (1,997,376)        (2,397,171)

   Interest income                                     8,081              5,075
   Interest expense                                  158,630             48,521
                                                 -----------        ------------

        Net loss                             $    (2,147,925)   $    (2,440,617)
                                                 ============       ============






The accompanying notes are an integral part of these financial statements.

                       NDA Clinical Trial Services, Inc.
                            Statement of Cash Flows


                                                           Years Ended
                                                           December 31,
                                                   (Unaudited)
                                                      1996              1995
                                                 ------------      ------------

Cash flows from operating activities
 Net loss                                       $ (2,147,925)      $ (2,440,617)
 Adjustments to reconcile net loss to cash
  used by operating activities:
   Depreciation and amortization                     235,136            181,713
  (Increase) decrease in operating assets
     Accounts receivable                              64,376           (240,174)
     Receivable from stockholders'                   (94,238)                 -
     Inventory                                      (147,645)                 -
     Prepaids and other current and noncurrent
      assets                                         (45,915)           (19,800)
    Increase in operating liabilities
      Accounts payable and accrued expenses          371,220            306,357
      Deferred testing and supplies revenue         (308,056)           505,072
                                                 ------------       ------------

      Net cash used in operating activities       (2,073,047)        (1,707,449)
                                                 ------------       ------------

Cash flows used in investing activities
 Fixed asset acquisitions                           (164,516)          (340,703)
                                                 ------------       ------------

Cash flows from financing activities
 Principal payments under capital lease
  obligation                                        (103,612)           (87,707)
 Proceeds from the issuance of Class A Voting
  Common Stock                                             -          1,532,839
 Stockholder loans                                 2,204,729            337,723
 Repayment of stockholder loans                            -           (110,223)
                                                 ------------       ------------

      Net cash provided by financing activities    2,101,117          1,672,632
                                                 ------------       ------------

Net decrease in cash                                (136,446)          (375,520)
Cash at beginning of year                            338,021            713,541
                                                 ------------       ------------

Cash at end of year                             $    201,575       $    338,021
                                                 ============       ============




















The accompanying notes are an integral part of these financial statements.

NDA Clinical Trial Services, Inc.
Statement of Changes in Stockholders' Deficit

                                                           Years ended December 31, 1996 and 1995
                            -------------------------------------------------------------------------------------


                                                Class A Voting              Class A Non-Voting
                                                 Common Stock                  Common Stock
                                                   Amount
                            Number of             Subject to   Number               Additional      Accumulated
                            Shares      Amount    put Option   of Shares   Amount   paid-in capital   Deficit


Balance at January 1, 1995   37,025     $200     $1,706,126     2,280     $  23     $ 816,975      $(2,363,248)
                             ------     -----     ---------    ------     ------    ---------      ------------
Issuance of Class A
  Voting Common Stock
  for cash, net of
  related expenses
  of $3,250                   3,493       35              -         -         -       421,219                -

Issuance of Class A
 Voting Common Stock
 for cash, net of related
  xpenses of $76,371          8,932       89              -         -         -     1,111,496                -

Net loss                          -        -              -         -         -             -       (2,440,617)
                             ------   -------     ---------    ------     ------    ---------      ------------

Balance at Dec. 31, 1995     49,450      324      1,706,126     2,280        23     2,349,690       (4,803,865)

Net loss                          -        -              -         -         -             -       (2,147,925)
                             ------   -------     ---------    ------     ------    ---------      ------------


Balance at Dec. 31, 1996     49,450   $  324     $1,706,126    $2,280     $  23    $2,349,690      $(6,951,790)
                             ======   =======    ==========    ======     ======   ==========      ============


The accompanying notes are an integral part of these financial statements.

NDA Clinical Trial Services, Inc.
Statement of Changes in Stockholders' Deficit
(Continued)
                                  Years ended December 31, 1996 and 1995
                              ------------------------------------------------



                                 Treasury Stock

                                Number of                Stockholders'
                                 Shares    Amount        Deficit



Balance at January 1, 1995      10,000  $(135,500)      $  24,576
                                ------  ----------      ---------
Issuance of Class A
  Voting Common Stock
  for cash, net of
  related expenses
  of $3,250                          -          -         421,254

Issuance of Class A
 Voting Common Stock
 for cash, net of related
  xpenses of $76,371                 -          -       1,111,585

Net loss                             -          -      (2,440,617)
                                ------   ---------     -----------

Balance at Dec. 31, 1995        10,000   (135,500)       (883,202)

Net loss                             -          -      (2,147,925)
                                ------   ---------     -----------


Balance at Dec. 31, 1996        10,000  $(135,500)    $(3,031,127)
                                ======  ==========    ============


The accompanying notes are an integral part of these financial statements.

NDA Clinical Trial Services, Inc.

Notes to Financial
----------------------------------

1. Organization and Business.

  NDA Clinical Trial Services, Inc. (the "Company or NDA") was incorporated in April 1993 for the purpose of engaging in central laboratory testing for pharmaceutical, biotech and contract research organizations.

2. Liquidity

  The Company has incurred losses from operations since its inception and has an accumulated deficit and a working capital deficit at December 31, 1996. In connection with the transaction described in Note 11, in January 1997 the Company received a loan of $1,600,000 from a stockholder and loans payable to stockholders of $2,647,129 were converted to equity. Additionally, one of the Company's stockholders have indicated their intent to provide funding to the Company, if necessary.

3. Summary of Significant Accounting Policies

  Revenue recognition.
  Revenue from laboratory testing is recognized when the testing is performed. Payments received in advance are classified as deferred testing and supplies revenue.

  Inventories.
  Inventories are stated at the lower of cost or market value and consist primarily of laboratory supplies. Cost is determined on the first-in, first-out method.

  Fixed assets.
  Fixed assets are stated at cost less accumulated depreciation. Depreciation of fixed assets is recorded on a straight-line basis over their estimated useful lives of five years. Certain leased laboratory equipment with future rental payments for periods though 1999 have been capitalized. These amounts are included in fixed assets within the accompanying balance sheet and are being amortized over the estimated useful life of the equipment or the lease term, which ever is shorter.

  Intangible assets.
  Intangible assets are stated at acquisition cost and consist of trade names, covenants not to compete, customer lists and purchased software. Amortization is provided on a straight line basis over five years. Amortization expense for the years ended December 31, 1996 and 1995 was $50,717 and $51,052, respectively. Accumulated amortization was

NDA Clinical Trial Services, Inc.

Notes to Financial
-----------------------------------

  $163,819 and $113,102 at December 31, 1996 and 1995, respectively.

  Management estimates.
  The preparation of these financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Concentration of credit risk.
  Financial instruments which potentially subject the Company to credit risk consist principally of trade receivables. Sales and accounts receivable related to three customers accounted for approximately 27%, 27% and 17% of revenues and 0%, 47% and 11% of accounts receivable, respectively at December 31, 1996. Sales and accounts receivable to one of the above customers accounted for approximately 58% of revenues and 20% of accounts receivable, at December 31, 1995.

  Stock Options.
  The  Company   accounts  for  stock  options  in  accordance  with  Accounting
  Principles Board Opinion No.25, "Accounting For
  Stock Issued to Employees."

  Income taxes.
  The financial statements have been prepared in conformity with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". This statement requires recognition of deferred income taxes under the liability method.

  Supplemental cash flow information.
  Taxes paid were $2,790 and $1,269 during the years ended December 31, 1996 and 1995, respectively. Interest paid was $12,234 and $23,631 during the years ended December 31, 1996 and 1995, respectively. Capital lease obligations of $122,768 were incurred during the year ended December 31, 1995.

  Reclassifications.
  Certain accounts have been reclassified for comparative purposes.

NDA Clinical Trial Services, Inc.

Notes to Financial
----------------------------------

4. Fixed Assets

  Fixed assets at December 31, 1996 and 1995 consist of the following:

                                             (Unaudited)
                                                  1996                1995

    Laboratory equipment                 $       300,456    $       242,933
    Computer equipment                           315,844            225,269
    Furniture and office equipment                44,462             28,044
    Equipment under capital leases               343,590            343,590
                                         ---------------    ---------------
                                               1,004,352            839,836

    Less - Accumulated depreciation              339,901            155,482
                                         ---------------    ---------------

                                         $       664,451            684,354
                                         ---------------    ---------------


        Depreciation expense for the years ended December 31, 1996 and 1995 was $184,419 and $130,661, respectively.

5.      Loans Payable to Stockholders'

        During 1994, the Company borrowed $86,000 from a stockholder which is payable on demand and bears interest at 12%.

        During 1995, the Company borrowed $338,277 from certain stockholders. These notes are payable on demand and bear interest at 12%. In connection with these loans, the Company granted warrants to purchase 697 shares of the Company's common stock, at an exercise price of $121.53 per share, which expire in 2000.

        During 1996, the Company borrowed $369,972 and $1,704,970 from certain stockholders. These notes are payable on demand and bear interest at 8.5% and 12%, respectively. In connection with these loans, the Company granted warrants to purchase 2,374 shares of the Company's common stock, at an exercise price of $133 per share, which expire in 2001.

        Interest accrued on stockholder loans is $147,910 and $18,123 at December 31, 1996 and 1995, respectively.

NDA Clinical Trial Services, Inc.

Notes to Financial
------------------------------------
6.      Stockholders' Deficit

        Put option
        Certain stockholders were granted a put option, exercisable only once to put all or a part of their common shares to the Company, at any time after June 2000, at a price per common share equal to nine times the Company's post tax earnings per share for the four fiscal quarters prior to the exercise of the put option. These put options expire upon the successful completion of a public offering of the securities of the Company in an aggregate amount in excess of $5,000,000.

7.      Stock Option Plan

        During 1994, the Company adopted a stock option plan, which permits the issuance of incentive or non-qualified stock options, stock appreciation rights, restricted stock, performance shares, loans and/or tax offset payments to certain key employees. At December 31, 1996, 3,300 shares were reserved for issuance. In January 1996, the Company issued 1,157 stock options to one employee, at an exercise price of $121.53 per share which are exercisable over a five year period.

8.      Related Party Transactions

        Through October 1996, the Company leased its office and laboratory facilities from NDA Properties, a company owned by a stockholder of the Company. On November 1, NDA Properties sold these facilities to an unrelated party. Rent paid to NDA Properties for the year ended December 31, 1996 and 1995 was approximately $201,372 and $241,646, respectively.

9.      Income Taxes

        Effective August 1, 1994, the Company's S Corporation status was terminated. Since such date, the Company has incurred approximately $5,300,000 in operating losses which are available to offset future federal taxable income through 2010.

        Gross deferred tax assets of approximately $2,000,000 are fully offset by a valuation allowance and arise primarily from net operating loss carryforwards and differences in the amounts of depreciation and accruals for financial reporting purposes and income tax purposes.

NDA Clinical Trial Services, Inc.

Notes to Financial
----------------------------------
10.     Commitments

        Lease commitments
        The Company is obligated under capital and operating leases for its office and certain equipment. Future minimum payments under leases, with initial or remaining terms of one year or more, consist of the following at December 31, 1996:

                                           Capital            Operating
                                            Leases              Leases
            1997                                107,895             246,594
            1998                                 30,697             251,922
            1999                                 30,697             256,310
            2000                                      -             245,101
            2001                                      -             250,800
                                               --------          ----------

         Total minimum lease payments          $169,289          $1,250,727
                                                                 ==========

         Less - Amounts representing interest    17,018
                                               --------

         Present value of net minimum lease
               payments                        $152,271
                                               ========

        Rent expense was $241,646 and $241,646 for the years ended at December 31, 1996 and 1995, respectively.

11.     Subsequent events.
        In January 1997, NDA entered into a combination agreement with one of its stockholders, Global Unilabs Clinical Trials, Ltd. ("GUCT"), a British Virgin Islands Corporation, whereby the stockholders of NDA transferred all of their outstanding shares of capital stock of NDA and GUCT transferred all of its outstanding shares of Unilabs Clinical Trials Limited ("UCT"), a company incorporated in England and Wales, and Pharmasoft, SA, ("Pharmasoft"), a Swiss Corporation, to a newly formed holding company incorporated under the laws of Delaware, UCT International, Inc. ("UCTI"). Prior to this transaction certain NDA stockholders, including GUCT, converted a total of $2,755,650 of outstanding loans to NDA into 18,371 shares of NDA Class A Voting Common Stock. NDA stockholders received 70,101 shares of UCTI in exchange for their shares of NDA which represents a 30% ownership in UCTI. In connection with the above transaction 1,924 warrants previously issued to certain stockholders were canceled and 1,147 warrants were exchanged for UCTI warrants at an exercise price of $121.53, which expire during 2000-2001. All prior agreements with NDA stockholders were terminated upon consummation of the above transaction.